JOINT FILING AGREEMENT


          In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on
Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Center Trust, Inc., a Maryland corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 8th day of December, 1999.

                                  LAZARD FRERES & CO. LLC

                                  By:     /s/ Scott D. Hoffman
                                     ---------------------------------------
                                     Name:  Scott D. Hoffman
                                     Title:  Managing Director


                                  LAZARD FRERES REAL ESTATE INVESTORS L.L.C.

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Chief Financial Officer


                                  LF STRATEGIC REALTY INVESTORS L.P.

                                  By:  Lazard Freres Real Estate Investors
                                       L.L.C., its general partner

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Chief Financial Officer

                                  PROMETHEUS WESTERN RETAIL TRUST

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President and Chief
                                            Financial Officer


                                  PROMETHEUS WESTERN RETAIL, LLC

                                  By:  Prometheus Western Retail Trust, its
                                       sole member

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President and Chief
                                            Financial Officer





























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